SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   April 21, 2004

People's Community Capital Corporation
(Exact name of registrant
as specified in its charter)

South Carolina	333-25179	58-2287073
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

125 Park Avenue, S.W., Aiken, South Carolina   29801
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (803) 641-0142

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.   Financial Statements.   Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.               Exhibit

             99.1                            Earnings Press Release of People's Community Capital Corporation for the
                                                quarter ended March 31, 2004 issued on April 21, 2004.

Item 12.   Results of Operations and Financial Condition.

On April 21, 2004, People’s Community Capital Corporation, holding company for People’s Community Bank, issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLE'S COMMUNITY CAPITAL CORPORATION By: /s/ Tommy B. Wessinger Name: Tommy B. Wessinger Title: Chief Executive Officer

Dated:   April 21, 2004

EXHIBIT INDEX

Exhibit Number                   Description

99.1        Earnings Press Release for the quarter ended March 31, 2004.

4